Debt	12 Months Ended
Sep. 30, 2014
Debt Disclosure [Abstract]
Debt
3.	Debt.

Debt at September 30 is summarized as follows (in thousands):

	2014	2013
Revolving credit (uncollateralized)	$17,645	—
5.6% to 8.6% mortgage notes
due in installments through 2027	45,593	49,904
	63,238	49,904
Less portion due within one year	4,534	4,311
	$58,704	45,593

The aggregate amount of principal payments, excluding the revolving credit, due subsequent to September 30, 2014 is: 2015 - $4,534,000; 2016 – $4,616,000; 2017 - $4,887,000; 2018 - $4,674,000; 2019 - $3,885,000 and subsequent years - $22,997,000.

On December 21, 2012, the Company entered into a five year credit agreement with Wells Fargo Bank, N.A. with a maximum facility amount of $55 million (the "Credit Agreement"). The Credit Agreement provides a revolving credit facility (the “Revolver”) with a maximum facility amount of $40 million, with a $20 million sublimit for standby letters of credit, and a term loan facility of $15 million. As of September 30, 2014, $17,645,000 was borrowed under the Revolver, $5,421,000 in letters of credit was outstanding, and $31,934,000 was available for additional borrowing. The letters of credit were issued for insurance retentions and to guarantee certain obligations to state agencies related to real estate development. Most of the letters of credit are irrevocable for a period of one year and typically are automatically extended for additional one-year periods. The Revolver bears interest at a rate of 1.0% over the selected LIBOR, which may change quarterly based on the Company’s ratio of Consolidated Total Debt to Consolidated Total Capital, as defined. A commitment fee of 0.15% per annum is payable quarterly on the unused portion of the commitment. The commitment fee may also change quarterly based upon the ratio described above. The Credit Agreement contains certain conditions, affirmative financial covenants and negative covenants including limitations on paying cash dividends. As of September 30, 2014, $73,558,000 of consolidated retained earnings would be available for payment of dividends. The Company was in compliance with all covenants as of September 30, 2014.

The non-recourse fully amortizing mortgage notes payable are collateralized by real estate having a carrying value of approximately $57,146,000 at September 30, 2014.

During fiscal 2014, 2013 and 2012 the Company capitalized interest costs of $1,763,000, $1,863,000, and $1,646,000, respectively.

On June 3, 2013 the Company prepaid the $7,281,000 remaining principal balance on a 6.12% mortgage under an early prepayment provision the note allowed after 7.5 years. The prepayment penalty of $382,000 is included in interest expense. The remaining deferred loan costs of $175,000 were also included in interest expense.

On July 31, 2013 the Company prepaid the $279,000 remaining principal balance on a 7.97% mortgage. The cost of the prepayment included a penalty of $7,000.